Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    April 30, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	5/31/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1, 2016 to April 30, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$7,624,694.83	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	423,844.43		4,953,004.80
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$423,844.43		$4,953,004.80

3.	Cash Disbursements
	Operations	784,908.30		7,605,680.12
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		121,448.09
	Other	0		0

	Total Cash Disbursements	$784,908.30		$7,605,680.12

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(361,063.87)		(2,774,123.41)

5.	Ending Cash Balance (to Form 2-C)	$7,263,630.96	(2)	$7,263,630.96	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	6,940,471.20

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	323,159.76

TOTAL (must agree with Ending Cash Balance above)		$7,263,630.96	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1,  2016 to April 30,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
4/8/2016	Continental Resources, Inc.	Revenue - non-operated properties	$1,613.15
4/8/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	285.29
4/8/2016	Peak Powder River Resoures LLC	Revenue - non-operated properties	140.93
4/8/2016	HHE - AS - 2005	Joint interest billing reimbursement	6.74
4/8/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	627.45
4/8/2016	BreitBurn Operating LP	Revenue - non-operated properties	3,758.23
4/8/2016	Providence Energy Corp.	Joint interest billing reimbursement	266.34
4/8/2016	Oasis Petroleum North America	Revenue - non-operated properties	674.21
4/8/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	698.33
4/8/2016	Sheridan Production Co., LLC	Revenue - non-operated properties	29.65
4/14/2016	Fedex	Refund	22.15
4/14/2016	Black Bear Oil Corp.	Revenue - non-operated properties	1.09
4/14/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	13.53
4/14/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	42.14
4/22/2016	John Lockridge	Joint interest billing reimbursement	1,140.97
4/22/2016	Shell Trading	Revenue - non-operated properties	14,826.82
4/22/2016	Cimarex Energy Co.	Revenue - non-operated properties	136.07
4/22/2016	Konica Minolta	Refund	112.22
4/22/2016	PetroHill Resources, LLC	Joint interest billing reimbursement	10.96
4/22/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	1,165.88
4/22/2016	EOG Resources, Inc.	Revenue - non-operated properties	46.28
4/25/2016	ConocoPhillips Company	Revenue - non-operated properties	12,588.49
4/29/2016	HHE - AS - 2005	Joint interest billing reimbursement	6.78
4/29/2016	SM Energy	Revenue - non-operated properties	3,487.43
4/29/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	124.49
4/29/2016	Thunder Oil and Gas	Joint interest billing reimbursement	2.55
4/29/2016	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	169.74
4/29/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	2,374.95
4/29/2016	John Lockridge	Joint interest billing reimbursement	250.71
4/29/2016	SM Energy	Revenue - non-operated properties	697.31
4/29/2016	Chinn Family LTD Partnership	Joint interest billing reimbursement	11.64
4/29/2016	Omimex Petroleum Inc	Revenue - non-operated properties	50.06
4/29/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	2,780.32
4/29/2016	Summit Energy LLC	Revenue - operated and non-op	375,681.53

		Total Cash Receipts	$423,844.43	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    April 1,  2016 to April 30,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
04/04/16	45266	Patrick R. Sheehan	Field Operating Expenses	$700.00
04/04/16	45267	Rosemont WTC Denver	Rents and leases	7,500.00
04/04/16	45268	Wyoming Depart of Revenue	Production taxes	40,171.94
04/08/16	45269	Memorial Production Operating	Joint interest billing payment	1,404.68
04/08/16	45270	Neofirma, Inc.	General and administrative expenses	795.00
04/08/16	45271	Robidoux Oilfield Services	Field Operating Expenses	496.96
04/08/16	45272	Rocky Mountain Oilfield Whse	Field Operating Expenses	99.42
04/08/16	45273	Rocky Mountain Power	Field Operating Expenses	127,252.67
04/08/16	45274	Rocky Mountain Power	Field Operating Expenses	391.37
04/08/16	45275	Rocky Mountain Power	Field Operating Expenses	1,071.75
04/08/16	45276	True Value of Rawlins	Field Operating Expenses	51.93
04/08/16	45277	Winchester Well Service, Inc.	Field Operating Expenses	12,549.03
04/13/16	45278	Anne Wilcoxson	Payment of royalties/overrides	114.13
04/13/16	45279	Belinda R. Ervin	Payment of royalties/overrides	57.07
04/13/16	45280	Charlene A. Carpenter	Payment of royalties/overrides	97.40
04/13/16	45281	Corinthian Believer Fellowship	Payment of royalties/overrides	456.52
04/13/16	45282	D. L. Carpenter	Payment of royalties/overrides	47.94
04/13/16	45283	Janice Bacon Walker	Payment of royalties/overrides	114.13
04/13/16	45284	Kfrt	Payment of royalties/overrides	40.58
04/13/16	45285	Lubnau, LLC	Payment of royalties/overrides	95.87
04/13/16	45286	M. G. Cook	Payment of royalties/overrides	47.94
04/13/16	45287	Mullinnix LLC	Payment of royalties/overrides	415.94
04/13/16	45288	Paula Kay Herzog	Payment of royalties/overrides	57.07
04/13/16	45289	Wesley R. Clark	Payment of royalties/overrides	114.13
04/13/16	45290	William C. Eiland	Payment of royalties/overrides	228.25
04/15/16	45291	361 Services Inc	General and administrative expenses	637.50
04/15/16	45292	Alsco	Field Operating Expenses	1,465.88
04/15/16	45293	Brent Hathaway	Board fees	8,750.00
04/15/16	45294	Culligan, Inc.	General and administrative expenses	29.00
04/15/16	45295	DJ'S Glass	Field Operating Expenses	315.66
04/15/16	45296	DNOW, WY05	Field Operating Expenses	15,338.75
04/15/16	45297	Dubois Telephone Exchange	Field Operating Expenses	328.98
04/15/16	45298	Dunn Trucking, Inc.	Field Operating Expenses	2,252.50
04/15/16	45299	Faegre Baker Daniels LLP	Legal and professional fees - secured lender	1,202.88
04/15/16	45300	Gary Grinsfelder	Employee expense reimbursement	1,578.10
04/15/16	45301	Homax Oil Sales Inc.	Field Operating Expenses	903.67
04/15/16	45302	Integra Telecom	General and administrative expenses	104.80
04/15/16	45303	Kawcak, Inc.	Field Operating Expenses	3,751.00
04/15/16	45304	Konica Minolta	General and administrative expenses	673.72
04/15/16	45305	Konica Minolta Business	General and administrative expenses	1,411.01
04/15/16	45306	Kutner Brinen Garber, P.C.	Legal and professional fees - Committee counsel	1,727.41

04/15/16	45307	LC Resources LLC	General and administrative expenses	4,375.00
04/15/16	45308	Manager of Finance	General and administrative expenses	12.00
04/15/16	45309	Mediant Communications LLC	General and administrative expenses	140.69
04/15/16	45310	PMI, Inc.	Field Operating Expenses	55.50
04/15/16	45311	REDDOG Systems Inc.	General and administrative expenses	585.00
04/15/16	45312	Rawlins Automotive, Inc.	Field Operating Expenses	256.66
04/15/16	45313	Rebecca Deck	Employee expense reimbursement	46.07
04/15/16	45314	Ron's Contract Pumping Serv.	Field Operating Expenses	603.00
04/15/16	45315	Roy G. Cohee	Board fees	8,750.00
04/15/16	45316	Staples Advantage	General and administrative expenses	23.34
04/15/16	45317	Taylor Simonton	Board fees	9,375.00
04/15/16	45318	Todd Hathaway	General and administrative expenses	700.00
04/15/16	45319	Union Telephone Company	Field Operating Expenses	1,075.69
04/15/16	45320	United Site Services of NV,Inc	Field Operating Expenses	573.98
04/15/16	45321	Verizon Wireless	Field Operating Expenses	78.46
04/15/16	45322	Weatherford Artifical Lift	Field Operating Expenses	39,915.77
04/15/16	45323	Winchester Well Service, Inc.	Field Operating Expenses	7,232.63
04/18/16	45324	State of Maryland	General and administrative expenses	300.00
04/22/16	45325	All American Records	General and administrative expenses	217.27
04/22/16	45326	Alsco	Field Operating Expenses	322.55
04/22/16	45327	Barry W. Spector	Legal and professional fees - Debtor	187.50
04/22/16	45328	Cassidy Mikesell, D.B.A	Field Operating Expenses	630.00
04/22/16	45329	Comcast	General and administrative expenses	150.50
04/22/16	45330	KLX Energy Services LLC	Field Operating Expenses	4,356.35
04/22/16	45331	Kawcak, Inc.	Field Operating Expenses	2,608.50
04/22/16	45332	Lindquist & Vennum LLP	Legal and professional fees - Debtor	16,941.90
04/22/16	45333	Oil & Gas Conservation Comm.	Production taxes	219.55
04/22/16	45334	PDS Energy Information Inc.	General and administrative expenses	3,865.95
04/22/16	45335	Todd Hathaway	General and administrative expenses	700.00
04/22/16	45336	U. S. Trustee	US Trustee fees - Q1 2016	10,400.00
04/22/16	45337	United Supply of the Rockies	Field Operating Expenses	1,554.49
04/22/16	45338	Western Star Communications	Field Operating Expenses	169.50
04/22/16	45339	Wyoming Depart of Revenue	Production taxes	26,313.68
04/28/16	45340	Wyoming Secretary of State	General and administrative expenses	5,952.18
04/29/16	45341	Alsco	Field Operating Expenses	597.60
04/29/16	45342	Anadarko E&P Onshore LLC	Joint interest billing payment	3,256.24
04/29/16	45343	BreitBurn Operating LP	Joint interest billing payment	3,772.95
04/29/16	45344	Burlington Resources	Joint interest billing payment	16,840.91
04/29/16	45345	C&G Roustabout Services, LLC	Field Operating Expenses	2,293.68
04/29/16	45346	CSI Compressco Inc.	Field Operating Expenses	17,111.71
04/29/16	45347	Carbon Cty Weed & Pest	Field Operating Expenses	531.59
04/29/16	45348	Chaco Energy Co.	Joint interest billing payment	289.53
04/29/16	45349	Chevron USA, Inc.	Joint interest billing payment	781.93
04/29/16	45350	Complete Energy Services, Inc.	Field Operating Expenses	2,481.24
04/29/16	45351	Computershare Trust Co, Inc.	General and administrative expenses	2,391.73
04/29/16	45352	Continental Resources, Inc.	Joint interest billing payment	75.73
04/29/16	45353	Dunn Trucking, Inc.	Field Operating Expenses	4,392.50

04/29/16	45354	E-470 Public Highway Authority	General and administrative expenses	3.00
04/29/16	45355	Faegre Baker Daniels LLP	Legal and professional fees - secured lender	2,178.00
04/29/16	45356	Forestar Petroleum Corp.	Joint interest billing payment	4,476.59
04/29/16	45357	GMT Exploration Comp. LLC	Joint interest billing payment	7,874.29
04/29/16	45358	Homax Oil Sales Inc.	Field Operating Expenses	2,954.26
04/29/16	45359	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	16.59
04/29/16	45360	Moncrief Royalty Account	Joint interest billing payment	381.46
04/29/16	45361	Montex Drilling Company	Joint interest billing payment	813.44
04/29/16	45362	Neofirma, Inc.	General and administrative expenses	1,821.00
04/29/16	45363	Omimex Petroleum Inc	Joint interest billing payment	274.84
04/29/16	45364	P2 Energy Solutions	General and administrative expenses	368.55
04/29/16	45365	PRE Resources Rockies, L.P.	Joint interest billing payment	206.33
04/29/16	45366	Powder River Energy Group	Field Operating Expenses	363.76
04/29/16	45367	Ron's Contract Pumping Serv.	Field Operating Expenses	603.00
04/29/16	45368	SM Energy	Joint interest billing payment	388.25
04/29/16	45369	Samantha Quenzer	Employee expense reimbursement	356.42
04/29/16	45370	Shelco	Field Operating Expenses	1,419.05
04/29/16	45371	Singer & Levick, P.C.	Legal and professional fees - Committee counsel	15,193.12
04/29/16	45372	Staples Advantage	General and administrative expenses	189.99
04/29/16	45373	Summit Gas Resources, Inc.	Joint interest billing payment	2.91
04/29/16	45374	Support.com, Inc.	General and administrative expenses	2,193.00
04/29/16	45375	Tin Boy Garage, LLC	Field Operating Expenses	269.16
04/29/16	45376	True Value of Rawlins	Field Operating Expenses	15.76
04/29/16	45377	United Site Services of NV,Inc	Field Operating Expenses	889.00
04/29/16	45378	Valley Backhoe & Construction	Field Operating Expenses	1,343.84
04/29/16	45379	Whiting Oil & Gas Corp.	Joint interest billing payment	34.03
04/29/16	45380	Winchester Well Service, Inc.	Field Operating Expenses	22,848.39
04/29/16	45381	Yates Petroleum Corporation	Joint interest billing payment	183.07
04/29/16	45382	Office of State Lands & Invest	Royalties	2,902.44
04/01/16	debit card	Indeed, Inc	General and administrative expenses	5.48
04/04/16	debit card	Fed Ex	General and administrative expenses	16.76
04/04/16	debit card	Indeed, Inc	General and administrative expenses	292.36
04/04/16	debit card	SP Plus Corporation	General and administrative expenses	855.00
04/04/16	debit card	Start Meeting	General and administrative expenses	26.90
04/04/16	debit card	Towne Park	General and administrative expenses	1,382.99
04/05/16	debit card	UPS	General and administrative expenses	8.91
04/07/16	debit card	Fed Ex	General and administrative expenses	31.75
04/12/16	debit card	Natrona County Clerk	General and administrative expenses	100.00
04/12/16	debit card	CED Inc.	Field Operating Expenses	508.80
04/12/16	debit card	UPS	General and administrative expenses	148.53
04/13/16	debit card	UPS	General and administrative expenses	14.08
04/15/16	debit card	Grainger	Field Operating Expenses	47.49
04/15/16	debit card	Indelac Controls, Inc.	Field Operating Expenses	762.03
04/15/16	debit card	Wyoming Secretary of State	General and administrative expenses	52.00
04/15/16	debit card	Wyoming Secretary of State	General and administrative expenses	52.00
04/15/16	debit card	Haystacks, Inc.	Field Operating Expenses	1,918.60
04/18/16	debit card	Haystacks, Inc.	Field Operating Expenses	804.50
04/19/16	debit card	Winn-Marion Barber, LLC	Field Operating Expenses	1,240.49

04/19/16	debit card	Fed Ex	General and administrative expenses	21.99
04/20/16	debit card	Winn-Marion Barber, LLC	Field Operating Expenses	188.19
04/21/16	debit card	UPS	General and administrative expenses	33.76
04/21/16	debit card	UPS	General and administrative expenses	16.10
04/21/16	debit card	UPS	General and administrative expenses	16.10
04/21/16	debit card	UPS	General and administrative expenses	16.71
04/22/16	debit card	Fed Ex	General and administrative expenses	19.54
04/25/16	debit card	Secretary of State	General and administrative expenses	35.00
04/25/16	debit card	Winn-Marion Barber, LLC	Field Operating Expenses	263.00
04/26/16	debit card	Fed Ex	General and administrative expenses	20.04
04/27/16	debit card	Fed Ex	General and administrative expenses	36.73
04/01/16	wire	Department of the Interior	Royalties	67,170.54
04/07/16	wire	Wesley R. Clark	Payment of royalties/overrides	256.81
04/08/16	wire	Discovery	Company Payroll - period ending 4/8/16	102,750.24
04/22/16	wire	Discovery	Company Payroll - period ending 4/22/16	96,882.71

			Total Cash Disbursements	$784,908.30	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    April 30,  2016

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$7,263,631	$10,037,754
Accounts Receivable (from Form 2-E)		921,716	1,843,543
Receivable from Officers, Employees, Affiliates		(35,802)	408,716
Inventory		2,119,859	1,995,798
Other Current Assets :(List)	Cash held in escrow	282,886	303,393
	Prepaid expenses and deposits	374,444	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$10,926,734	$15,501,971

Fixed Assets (at cost):
Land		$1,169,013	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,314,662	166,099,098
Total Fixed Assets		167,483,675	167,268,109
Less: Accumulated Depreciation		(111,200,231)	(107,050,551)
Net Fixed Assets		$56,283,444	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	104,484	104,484
TOTAL ASSETS		$72,587,180	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$747,849	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		445,622	-
Post-petition Taxes Payable (from Form 2-E)		266,227	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	263,103	-
	Other accrued liabilities and expenses	515,691	-
Total Post Petition Liabilities		$2,238,492	$2,548

Pre Petition Liabilities:
Secured Debt		40,901,991	42,874,598
Priority Debt		110,933	178,428
Unsecured Debt		10,449,212	11,429,928
Total Pre Petition Liabilities		51,462,136	54,482,954

TOTAL LIABILITIES		$53,700,628	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(7,719,358)	-
TOTAL OWNERS' EQUITY		$18,886,552	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$72,587,180	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    April 1,  2016 to April 30,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$426,561	$3,994,647
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$426,561	$3,994,647

Cost of Goods Sold	696,934	4,623,964

Gross Profit	$(270,373)	$(629,317)

Operating Expenses:
Officer Compensation	$53,844	$376,134
Selling, General and Administrative	136,104	778,802
Rents and Leases	7,500	77,242
Depreciation, Depletion and Amortization	647,978	4,149,681
Other (list):	0	0
	0	0

Total Operating Expenses	$845,426	$5,381,859

Operating Income (Loss)	$(1,115,799)	$(6,011,176)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	0	3,336
Interest Expense	(26,233)	(594,881)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(26,233)	$(808,667)

Reorganization Expenses
Legal and Professional Fees	$42,407	$899,515
Other Reorganization Expense	0	0

Total Reorganization Expenses	$42,407	$899,515

Net Income (Loss) Before Income Taxes	$(1,184,439)	$(7,719,358)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,184,439)	$(7,719,358)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    April 1,  2016 to April 30,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	23,609	(23,609)	$ -
Employee FICA taxes withheld	$ -	11,874	(11,874)	$ -
Employer FICA taxes	$ -	12,145	(12,145)	$ -
Unemployment taxes	$ -	28	(28)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	1,555	(1,555)	$ -
Other:_state income tax withheld	$ -	3,339	(3,339)	$ -
Local
Personal property taxes	$ 200,505	27,850		$ 228,355
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 91,006	13,669	(66,803)	$ 37,872
			Total unpaid post-petition taxes	$ 266,227

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    April 1,  2016 to April 30,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	681,519	127,649	(235)	21,956	830,889
Total	681,519	127,649	(235)	112,783	921,716

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	406,336	170,870	83,761	86,882	747,849
Other Payables
Total	406,336	170,870	83,761	86,882	747,849

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	($23,787)			$ 88,293
Counsel for Unsecured
Creditors' Committee		$ 15,870	($16,921)		$ 50,058
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 66,785	($3,381)		$ 204,607
Creditor Advisors	$ 109,498	$ 10,000			$ 55,000
Other:		$ 38,765	($16,942)		$ 47,664
Total	$ 323,160	$ 107,634	($37,243)		$ 445,622
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 4/8, 4/22		$ 23,076
Gary Grinsfelder	Chief Operating Officer		Compensation - 4/8, 4/22		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement		1,578
Adam Fenster	Chief Financial Officer		Compensation - 4/8, 4/22		15,384
Brent Hathaway	Director		Q2 2016 Board fees		8,750
Roy G. Cohee	Director		Q2 2016 Board fees		8,750
Taylor Simonton	Director		Q2 2016 Board fees		9,375

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           April 30,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997	$	$ 10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May			$ 0
June			$ 0

TOTAL 2nd Quarter		$	$ 784,908	$

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223	$	$ 10,400	43938	January 27, 2016

FEE SCHEDULE (as of APRIL 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    April 30,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from April 1st through April 30th, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

A status hearing was held on Thursday, May 12, 2016 to provide the Court with updates on the Debtor's plans to move forward. The Debtor communicated to the Court that it was still awaiting a determination from its secured lenders regarding their desired plans to move forward. Once the Debtor receives this information, it will determine how to move forward with the bankruptcy case. To the extent that the Plan already submitted needs to be modified or amended, it will do so at that time.

Rev. 1/15/14